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                                                                    EXHIBIT 10.2

                   THE 2004 INDEPENDENT DIRECTORS OPTION PLAN

                                       OF

                             STRATAGENE CORPORATION

            Stratagene Corporation, a Delaware corporation, has adopted the 2004 Independent Directors Option Plan of Stratagene Corporation, (the "Plan"), effective June 1, 2004, for the benefit of its non-employee directors.

            The purposes of the Plan are as follows:

            (1) To provide an additional incentive for Independent Directors (as defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

            (2) To enable the Company to obtain and retain the services of Independent Directors considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

            Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

            1.1. "Administrator" shall mean the Board, who shall conduct the general administration of the Plan as provided herein.

            1.2.  "Board" shall mean the Board of Directors of the Company.

            1.3. "Code" shall mean the Internal Revenue Code of 1986, as amended.

            1.4. "Common Stock" shall mean the common stock of the Company, par value $0.0001 per share.

            1.5. "Company" shall mean Stratagene Corporation, a Delaware corporation.

            1.6. "Director" shall mean a member of the Board.

            1.7. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

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            1.8.  "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary, or any entity which is a Noncorporate Affiliate.

            1.9. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            1.10. "Fair Market Value" shall mean, as of any date, the value of the Common Stock determined as follows:

                  (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            1.11. "Holder" shall mean a person who has been granted an Option.

            1.12. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

            1.13. "Noncorporate Affiliate" shall mean any partnership or limited liability company (other than the Company or a Subsidiary) in an unbroken chain of partnerships, limited liability companies, or corporations beginning with the Company if each of the partnerships, limited liability companies, or corporations other than the last partnership, limited liability company, or corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain or 50% or more of the capital or profits interests in one of the partnerships or limited liability companies in such chain. For purposes of the Plan, an employee of any limited liability company that is disregarded as a separate entity under Section 7701 of the Code shall be treated as an employee of the partnership, limited liability company or corporation owning all of the interests in such disregarded entity.

            1.14. "Option" shall mean a Non-Qualified Stock Option granted under
Article III of the Plan.

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            1.15. "Option Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Option as the Administrator shall determine, consistent with the Plan.

            1.16. "Plan" shall mean the 2004 Independent Directors Option Plan of Stratagene Corporation.

            1.17. "Public Trading Date" shall mean the first date upon which Common Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

            1.18. "Securities Act" shall mean the Securities Act of 1933, as amended.

            1.19. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            1.20. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

            2.1. Shares Subject to Plan. The shares of stock subject to Options shall be Common Stock, initially shares of the Company's Common Stock. Subject to adjustment as provided in Section 6.3, the aggregate number of such shares which may be issued with respect to Options granted under the Plan shall not exceed 300,000. The shares of Common Stock issuable with respect to such Options may be either previously authorized but unissued shares or treasury shares.

            2.2. Add-back of Options. If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned or granted hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 6.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned or granted hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Option under the Plan, in payment

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of the exercise price thereof or tax withholding thereon, may again be optioned or granted hereunder, subject to the limitations of Section 2.1.

                                  ARTICLE III.

                  GRANTING OF OPTIONS TO INDEPENDENT DIRECTORS

            3.1. Eligibility. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in
Section 3.2.

            3.2. Granting of Options to Independent Directors. During the term of the Plan, each person who is an Independent Director as of the Public Trading Date automatically shall be granted (a) an Option to purchase 20,000 shares of Common Stock (subject to adjustment as provided in Section 6.3) on the Public Trading Date, and (b) an Option to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Section 6.3) on the date of each annual meeting of stockholders after the Public Trading Date at which the Independent Director is reelected to the Board. During the term of the Plan, a person who is initially elected or appointed to the Board after the Public Trading Date and who is an Independent Director at the time of such initial election or appointment automatically shall be granted (x) an Option to purchase 20,000 shares of Common Stock (subject to adjustment as provided in Section 6.3) on the date of such initial election or appointment, and (y) an Option to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Section 6.3) on the date of each annual meeting of stockholders thereafter at which such Independent Director is reelected to the Board; provided, however, that notwithstanding the foregoing clause (y), with respect to the first annual meeting of stockholders following such Independent Director's initial election or appointment to the Board, such Independent Director shall only be granted the number of shares of Common Stock (subject to adjustment as provided in Section 6.3), rounded up to the nearest whole share, equal to: (i) 10,000, multiplied by
(ii) a fraction, the numerator of which shall equal the number of full calendar months that have elapsed from the date of such Independent Director's initial election or appointment until the first annual meeting of stockholders occurring thereafter and the denominator of which shall equal twelve. All of the foregoing Option grants authorized by this Section 3.2 are subject to stockholder approval of the Plan.

            3.3. Options in Lieu of Cash Compensation. Options may be granted under the Plan to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

            3.4.  Terms of Options Granted to Independent Directors.

                  (a) The price per share of the shares subject to each Option granted to an Independent Director pursuant to Section 3.2 of the Plan shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors pursuant to Section 3.2 of the Plan shall become

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      exercisable in cumulative annual installments of one-third (1/3) on each of the first, second and third anniversaries of the date of the Option grant.

                  (b) The price per share of the shares subject to each Option granted to an Independent Director pursuant to Section 3.3 of the Plan shall be set by the Administrator; provided, however, that such price shall be no less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted. The period during which the right to exercise, in whole or in part, an Option granted to an Independent Director pursuant to Section 3.3 of the Plan shall be set by the Administrator.

                  (c) At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Independent Director vests.

                  (d) Subject to Section 4.6, the term of each Option granted to an Independent Director shall be 10 years from the date the Option is granted. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

            4.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

            4.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

                  (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

                  (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without

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      limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                  (c) In the event that the Option shall be exercised pursuant to Section 6.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

                  (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iii) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (iv) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii).

            4.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the

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      Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 4.2(d).

            4.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

            4.5. Exercise, Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the exercise of an Option and the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares.

            4.6. Limitations on Exercise of Options Granted to Independent Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                  (a) The expiration of 12 months from the date of the Holder's death;

                  (b) The expiration of 12 months from the date of the Holder's Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

                  (c) The expiration of three months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his or her permanent and total disability, unless the Holder dies within said three-month period; or

                  (d) The expiration of 10 years from the date the Option was granted.

            4.7. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                                 ADMINISTRATION

            5.1. Duties and Powers of Administrator. It shall be the duty of the Board to conduct the general administration of the Plan in accordance with its provisions. The Board shall have the power to interpret the Plan and the Option Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, and to interpret, amend or revoke any such rules. The Board shall also have the power to amend any Option Agreement provided that the rights or obligations of the Holder of the Option that is the subject of any such Option Agreement are not affected adversely thereby; provided, however,

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that without the approval of the stockholders of the Company, the Board shall not authorize the amendment of any outstanding Option to reduce its exercise price. Notwithstanding anything contained herein, no Option shall be canceled and replaced with the grant of an Option having a lower exercise price without the approval of the stockholders of the Company. Grants under the Plan need not be the same with respect to each Holder.

            5.2. Professional Assistance; Good Faith Actions. All expenses and liabilities which members of the Board incur in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

            6.1.  Not Transferable.

                  (a) No Option under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                  (b) During the lifetime of the Holder, only he or she may exercise an Option (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

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            6.2.  Amendment, Suspension or Termination of the Plan. Except as
otherwise provided in this Section 6.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 6.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, and no action of the Administrator may be taken that would otherwise require approval by the Company's stockholders as a matter of applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted, unless the Option itself otherwise expressly so provides. No Options may be granted during any period of suspension or after termination of the Plan. Unless sooner terminated in accordance with this Section 6.2, the Plan shall terminate on May 31, 2014.

            6.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

                  (a) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

                        (i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted;

                        (ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options; and

                        (iii) The grant or exercise price with respect to any
            Options.

                  (b) Subject to Section 6.3(c), in the event of any transaction or event described in Section 6.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting

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      principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                        (i) To provide for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Holder's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Administrator in its sole discretion;

                        (ii) To provide that the Option cannot vest, be exercised or become payable after such event;

                        (iii) To provide that such Option shall be exercisable
            as to all shares covered thereby, notwithstanding anything to the contrary in Section 3.4 or the provisions of such Option;

                        (iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options or rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                        (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options.

                  (c) The Administrator may, in its discretion, include such further provisions and limitations in any Option, agreement or certificate, as it may deem equitable and in the best interests of the Company.

                  (d) The existence of the Plan, the Option Agreement and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or

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      liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            6.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders after the date of the Board's initial adoption of the Plan, and any amendment to the Plan increasing the aggregate number of shares of Common Stock issuable under the Plan will be submitted for the approval of the Company's stockholders after the date of the Board's adoption of such amendment. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable nor shall such Options vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval is not obtained, all Options previously granted under the Plan shall thereupon be canceled and become null and void.

            6.5. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Administrator shall, to the extent permitted by applicable law, have the right to provide, in the terms of Options made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Option, or upon the receipt or resale of any Common Stock underlying the Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of the Option (whether or not vested) shall be forfeited, if (b)(i) a Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator, or (iii) the Holder incurs a Termination of Directorship for cause.

            6.6. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Subsidiary or any Noncorporate Affiliate. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Directors of the Company, any Subsidiary or any Noncorporate Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

            6.7. Compliance with Laws. The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be

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subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

            6.8. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Options. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Options (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Options (or which may be repurchased from the Holder of such Option within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Option shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state income tax and payroll tax purposes that are applicable to such supplemental taxable income.

            6.9. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

            6.10. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

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